                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):



                                 JULY 22, 1998
                                 -------------



                             WANG LABORATORIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



         1-5677                                            04-2192707
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



            600 TECHNOLOGY PARK DRIVE, BILLERICA, MASSACHUSETTS 01821
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code (978) 967-5000
                                                          ---------------

ITEM 8.  CHANGE IN FISCAL YEAR.

The Registrant's Board of Directors voted on July 22, 1998 to change the Registrant's Fiscal Year End from June 30 to December 31. The form on which the report covering the transition period will be filed will be the Registrant's Form 10-K for the six (6) month period ended December 31, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WANG LABORATORIES, INC.



Dated:  August 5, 1998              By:  /s/ Franklyn A. Caine
                                         ----------------------------
                                         Franklyn A. Caine,
                                         Executive Vice President,
                                         and Chief Financial Officer